UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-3123	33-0885775
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)	Identification No.)	Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On March 26, 2009, China Automotive Systems, Inc., the “Company”, filed its annual report on Form 10-K for the fourth quarter and fiscal year ended December 31, 2008 with the Securities and Exchange Commission, the “Company’s 10-K”.

As discussed in the Company’s 10-K, in February 2008, the Company sold to two accredited institutional investors, Lehman Brothers Commercial Corporation Asia Limited and YA Global Investments, L.P., “YA Global”, $35 million of convertible debt, the “Convertible Notes”, with a scheduled maturity date of February 15, 2013.  Pursuant to the terms of the Convertible Notes, among others, if the Weighted Average Price (WAP) for twenty (20) consecutive trading days is less than $3.187 at any time following February 15, 2009, the “WAP Default”, the Convertible Note holders, at their sole discretion, can require the Company redeem all or any portion of their Convertible Notes by delivering written redemption notice to the Company within five (5) business days after receipt of the Company’s notice of the WAP Default, or if no such WAP Default notice is received, at any time upon written notice to the Company after a WAP Default.

As a result of the recent worldwide financial turmoil, the Company’s stock’s WAP for twenty (20) consecutive trading days ended on March 16, 2009 was below $3.187.  As disclosed in the Company’s 10-K, on March 17, 2009, the Company delivered the WAP Default notices to the Convertible Note holders.  As disclosed in the Company’s 10-K, the Company has not received any written redemption notice or any communication from YA Global as of March 24, 2009, that is, within five (5) business days after delivery of the WAP Default notice to YA Global.  The Company has not received any correspondence from YA Global before filing of the Company’s 10-K.

Following the filing of the Company’s 10-K, however, on March 27, 2009 China time, the Company received a letter from YA Global dated March 26, 2009 via fax, electing to exercise its redemption right and requiring the Company to redeem in cash, all amounts outstanding under the aggregate $5 million Convertible Notes purchased by YA Global.

Although the Company has taken the position in the Company’s 10-K that YA Global’s redemption right under the WAP Default has lapsed following the issuance of the Company’s notice of WAP Default, YA Global is apparently taking a different position.

The Company is now seeking legal advice in connection with this matter and will communicate with YA Global promptly in order to clarify YA Global’s position.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc. (Registrant)

Date: March 27, 2009	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman

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